UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 04, 2018

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01. Other Events.

Effective August 31, 2018, Peter H. Hui, Chairman of the Board of First Choice Bancorp (the “Company”), adopted a stock trading plan (the “10b5-1 Plan”). The 10b5-1 Plan was adopted in accordance with guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The Company also amended its Conflicts of Interest and Insider Trading Policy to accommodate the establishment of 10b5-1 Plans.

Rule 10b5-1 permits corporate officers, directors and others to adopt written, pre-arranged stock trading plans when they are not in possession of material, nonpublic information. Using these plans, insiders may gradually acquire or diversify their investment portfolios and spread stock trades over a period of time regardless of any material, non-public information they may receive after adopting their plans. In accordance with Rule 10b5-1, Mr. Hui will have no discretion over the purchases of shares of the Company’s common stock under the plan.

Under the 10b5-1 Plan, up to 20,000 shares of the Company’s common stock will be purchased, subject to satisfaction of certain conditions. It is expected that purchases under the 10b5-1 Plan will commence on October 1, 2018 and will be completed within one year. Mr. Hui currently has an ownership interest in a total of 716,818 shares of the Company’s stock, including shares underlying exercisable stock options, shares underlying previously vested restricted stock units and shares underlying restricted stock units that have not yet vested.

Any transactions under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission when due. The Company does not undertake to report 10b5-1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of any such plans, whether or not the plan was publicly announced, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: September 04, 2018	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer